Fair Value of Financial Instruments and Trading-Related Revenue - Summary of Trading Revenue (Detail) - CAD ($) $ in Millions	12 Months Ended
	Oct. 31, 2022	Oct. 31, 2021
Trading revenue [abstract]
Interest rates	$ 893	$ 1,017
Foreign exchange	571	416
Equities	713	567
Commodities	189	147
Other	7,556	2
Total trading-related revenue	9,922	2,149
Reported as:
Net interest income	1,672	1,853
Non-interest revenue – trading revenues	8,250	296
Total trading-related revenue	$ 9,922	$ 2,149